LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Supplement dated November 10, 2016 to the Statement of Additional Information of the Loomis Sayles Global Equity and Income Fund (the “Fund”), dated February 1, 2016, as may be revised and supplemented from time to time.

The following information supplements the “Portfolio Managers’ Ownership of Fund Shares” table within the section “Portfolio Management Information.”

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested[1]
David W. Rolley	Loomis Sayles Global Equity and Income Fund	F

[1]	A. None	D. $50,001 - $100,000	G. over $1,000,000
	B. $1 - 10,000	E. $100,001 - $500,000
	C. $10,001 - $50,000	F. $500,001 - $1,000,000